UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                _______________

                                   FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported)
                     August 2, 2006 (July 27, 2006)
                                _______________

                       DIALYSIS CORPORATION OF AMERICA
           (Exact name of registrant as specified in its charter)

    Florida                               0-8527              59-1757642
(State or other jurisdiction           (Commission          (IRS Employer
       of incorporation)               File Number)       Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                  21090
   (Address of principal executive offices)                   (Zip Code)

      Registrant's telephone number, including area code: (410) 694-0500

                                _______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On October 24, 2005, Dialysis Corporation of America (the "Company") entered into a Credit Agreement with Keybank National Association ("Keybank"), pursuant to which Keybank has provided the Company with a $15 million secured revolving credit facility (the "Credit Agreement") by means of any combination of base rate loans and/or LIBOR loans. The Credit Agreement was reported in a Current Report on Form 8-K dated October 27, 2005. Keybank and the Company entered into Amendment No. 3 to Credit Agreement excluding from Indebtedness insurance premium financing, and allowing liens the insurance company may obtain to secure such financing, provided any such liens are only for unearned premiums under relevant policies and return premium endorsement payments.

     The proceeds of the Credit Agreement are used for development and acquisition of new dialysis centers, working capital needs, and for other general corporate purposes.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     The information relating to the Company's entry into Amendment No. 3 to Credit Agreement is set forth in Item 1.01 above, and is incorporated in this
Item 2.03 by reference.


Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

         (10) Material Contracts

              (i) Amendment No. 3 to Credit Agreement between the Company and
                  Keybank National Association dated July 27, 2006


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By------------------------------------
                                          STEPHEN W. EVERETT
                                          President and Chief Executive
                                            Officer

Dated:  August 2, 2006

                               EXHIBIT INDEX

 Exhibit
 Number
 -------

   (10) Material Contracts

        (i) Amendment No. 3 to Credit Agreement between the Company and Keybank National Association dated July 27, 2006